SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   February 28, 2000


                            ONLINE POWER SUPPLY, INC.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

           Nevada                      00-29669                 84-1176494
-----------------------------    ---------------------     ---------------------
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
      of incorporation)                                     Identification No.)



     6909 South Holly Circle, Suite 200
     Englewood, Colorado 80112                                       80112
-------------------------------------------------------    ---------------------
    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (303) 741-5641


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5.   OTHER EVENTS

         As of February 28, 2000, the registrant, OnLine Power Supply, Inc. learned that there have been incidents over the past three weeks where statements have been made in the Internet (specifically at the "Raging Bull" site) by third parties about statements which may have been made by our management. Specifically, the statements made by the third parties have concerned the current status of OnLine Power Supply, Inc.'s OPS product development efforts, when we may sign contracts with potential customers for our OPS products, status as approved vendors for certain potential customers, and expected revenues from operations in 2000.

We wish to advise the public markets as follows:

We have to date signed no contracts for any of our OPS products. We continue to work with potential customers in designing OPS products to meet their specifications, but to date none of the final approvals have been obtained and there are no contracts in place yet. At such time as we do sign a contract, we will file a Form 8-K with the SEC and make a simultaneous press release to such effect.

To date, small orders for OPS product have been received for engineering evaluation purposes. We have not yet applied for a listing on the Nasdaq Small Cap Market. We are considering making such an application in the future but have not done so to date. If we do apply for such a listing, we don't know whether or when we would be approved.

We remain confident that our business plan ultimately will prove successful and that we will be selling our OPS products in the future, but only future events will prove us right, or wrong.

Forward-Looking Statements

Except for the historical information, all of the information which is contained in this press release are "forward-looking" statements within the meaning of section 27A of the 1933 Act and section 21E of the Securities Exchange Act of 1934. Specifically, all statements regarding our business strategy and plans and objectives of management for future operations are forward-looking statements. These forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management. These statements involve known and unknown risks, including the risks resulting from economic and market conditions, accurately forecasting operating and capital expenditures and capital needs, successful anticipation of competition which may not yet be fully developed, the uncertainties of litigation, and other business conditions. The use of the words "confident", "prove", "anticipate," "believe," "estimate," "expect," "may," "will," "continue" and "intend" and similar words or phrases, are intended by us to identify forward-looking statements (also known as "cautionary statements"). These statements reflect our current views with respect to future events. They are subject to the realization in fact of assumptions, but what we now think will happen may turn out to be inaccurate or incomplete. Our actual operating results and financial performance may prove to be very different from what we now predict or anticipate.


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Although we believe that our expectations  are reasonable,  we cannot assure you that our expectations will prove to be correct. Based on changing conditions, should any one or more of these risks or uncertainties materialize, or should any of our underlying assumptions prove incorrect, actual results for the Company may vary substantially from what we now anticipate, believe, estimate, expect or intend. All subsequent written and oral forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ONLINE POWER SUPPLY, INC.


Dated: February 29, 2000                    By:       /s/    Kris M. Budinger
                                                   -----------------------------
                                                   KRIS M. BUDINGER, President


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